UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1: REPORT

John Hancock

Income Securities Trust

Ticker: JHS Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of a comparative index, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
28	Financial statements
33	Financial highlights
34	Notes to financial statements
42	Auditor's report
43	Tax information
44	Additional information
47	Continuation of investment advisory and subadvisory agreements
53	Trustees and Officers
57	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The Barclays Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest quarterly distribution rate as an annualized percentage of net asset value or closing market price and are 5.61% at net asset value and 6.21% at closing market price on 10-31-14.

The fund's quarterly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid for the year ended 10-31-14, it is estimated that the fund's distributions consisted of net investment income. The rates do not reflect a return of capital. These amounts are estimates, and the actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock will send shareholders an IRS Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. The total returns for the fund assume all distributions are reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-yielding market segments outperformed

An environment of improving economic growth and elevated investor risk appetites supported performance for investment-grade corporate and high-yield bonds during the 12-month reporting period.

Sectors helped fund performance

Favorable sector positioning helped the fund achieve its return.

Positioned for yield

The fund was focused on market segments that offer above-average yields.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management

 Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

Despite the widespread, negative expectations that existed toward the end of 2013, bonds in fact finished the past 12 months with a healthy total return. U.S. Treasury yields fell (as prices rose), due largely to the backdrop of weaker-than-expected global economic conditions. Government bonds also responded favorably to the growing consensus that the U.S. Federal Reserve (Fed) will keep short-term interest rates near zero well into 2015. At the same time, growth in the U.S. economy provided a positive backdrop for investment-grade and high-yield corporate bonds by fueling rising earnings and leading to a continued improvement in corporate balance sheets.

What were some of the key factors that drove the fund's performance?

Broadly speaking, our strategy was to allocate the fund's portfolio to securities with a higher sensitivity to credit risk. Such securities tend to perform better when the economy is expanding, and this proved to be the case during the past 12 months.

One of the most important drivers of outperformance was the fund's allocation to high-yield bonds (generally those rated BB or lower), which stood at 23% of total assets at the end of the period. Although high-yield debt experienced elevated volatility from July 2014 onward, the asset class delivered robust returns and outpaced the broader investment-grade market for the full year. The allocation to high-yield bonds was particularly helpful for relative performance given that the asset class is not represented in the Barclays U.S. Government/Credit Index.

The fund's allocation to investment-grade corporate bonds also had a positive impact on performance, although corporates didn't keep up with the return of high-yield. Within the fund's corporate bond segment, we added value by tilting the portfolio toward BBB-rated issues. We believed these securities offered attractive yields for the associated risks, as well as a way to gain more exposure to the improving economy. Lower-rated investment-grade securities indeed outperformed, so this positioning was a positive for performance.

"Broadly speaking, our strategy was to allocate the fund's portfolio to securities with a higher sensitivity to credit risk."

A significant portion of the fund was allocated to securitized debt, a category that includes mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. Although these areas did not perform as well as corporate and high-yield debt, they delivered positive returns and outpaced the return of government bonds. In addition, we believe these market segments provided an element of diversification to the fund's portfolio.

The fund's higher exposure to credit-sensitive market segments translated to a lower position in U.S. Treasuries. We didn't see a meaningful benefit from holding lower-yielding government debt. Further, the lack of credit risk in Treasuries means that they weren't able to benefit from the environment of improving economic growth. Although Treasuries performed well during the period, they finished behind both investment-grade and high-yield corporate bonds.

The fund held a modest portion of net assets in equities, with an emphasis on large-cap companies with above-average dividend yields and stable businesses. We believe this equity allocation provided not only attractive income, but also the potential to capitalize on the potential dividend growth for the companies in which the fund is invested. At a time in which equities delivered strong absolute performance and outpaced the return of bonds by a wide margin, this allocation was a positive for performance.

COUNTRY COMPOSITION AS OF 10/31/14 (%)

United States	87.3
France	1.8
United Kingdom	1.4
Canada	1.3
Luxembourg	1.2
Netherlands	1.1
Cayman Islands	0.8
Ireland	0.6
Mexico	0.5
Brazil	0.4
Other Countries	3.6
TOTAL	100.0
As a percentage of total investments.
Cash and cash equivalents not included.

"One of the most important drivers of outperformance was the fund's allocation to high-yield bonds."

Did any factors detract from performance?

In an otherwise strong period for the fund, two elements of our positioning detracted from returns. First, we positioned the fund's investment-grade corporate allocation with an overweight in financial issues and a corresponding underweight in utilities. Financials underperformed both utilities and the broader corporate sector during the first half of the year, before rebounding in the second half. Second, the fund held an overweight position in the five- to seven-year maturity segment, which pressured relative performance at a time in which longer-term bonds outperformed significantly.

Can you explain the fund's use of leverage?

As of October 31, 2014, the fund had $91.3 million outstanding under its committed line of credit for investing purposes. The primary aim of this line is to support the fund's yield by investing in securities whose distribution rates exceed the fund's borrowing costs. The fund has entered into

QUALITY COMPOSITION AS OF 10/31/14 (%)

interest rate swaps which would help offset some of the increased costs of leverage the fund may experience if interest rates rise.

What were some notable changes to the fund's positioning during the 12-month period?

We don't employ a static approach to managing the fund; instead, we seek to rotate out of sectors that have become expensive and into those that offer more attractive valuations. During the final three months of the period, for instance, we boosted the fund's weighting in asset-backed securities (or pools of loans, such as credit card receivables and auto loans, that are packaged and sold as securities). The yields on many AAA-rated asset-backed securities are similar to or higher than those on corporate bonds rated A or BBB, which we believe represents a very favorable trade-off of risk and return. We funded these purchases by modestly reducing the fund's allocation to corporate and high-yield bonds via sales of securities that we no longer saw as having compelling valuations.

While the Fed has said it will not raise interest rates until labor and inflation rates indicate that it's time, we don't think this policy represents a major headwind to bond market performance. At the same time, however, prevailing yields have fallen so much in 2014 that we also don't foresee a great deal of additional upside for bond prices. If price appreciation is indeed limited in the coming year, yield would play an even more important role in total returns. Further, we anticipate that the combination of gradual economic expansion, tame inflation, and low defaults will continue to support the performance of higher-yielding sectors. In this environment, we maintained a focus on market segments that offer above-average yields.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 10-31-14
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 72.8% (49.1% of Total investments)				$135,434,678
(Cost $130,958,689)
Consumer discretionary 8.4%				15,660,162
Auto components 0.9%
Dana Holding Corp. (Z)	6.000	09-15-23	395,000	414,750
Delphi Corp. (Z)	5.000	02-15-23	1,005,000	1,076,606
Stackpole International Intermediate Company SA (S)	7.750	10-15-21	245,000	248,981
Automobiles 2.3%
Ford Motor Company (Z)	4.750	01-15-43	145,000	147,935
Ford Motor Credit Company LLC (Z)	5.875	08-02-21	1,803,000	2,083,173
Ford Motor Credit Company LLC (Z)	8.000	12-15-16	330,000	374,023
General Motors Company (Z)	4.875	10-02-23	445,000	476,706
General Motors Company	6.250	10-02-43	380,000	452,200
General Motors Financial Company, Inc.	4.375	09-25-21	315,000	329,994
Nissan Motor Acceptance Corp. (S)(Z)	1.950	09-12-17	490,000	494,439
Hotels, restaurants and leisure 0.6%
CCM Merger, Inc. (S)	9.125	05-01-19	380,000	408,500
Seminole Tribe of Florida, Inc. (S)(Z)	6.535	10-01-20	575,000	618,125
Waterford Gaming LLC (H)(S)	8.625	09-15-49	119,532	9,658
Internet and catalog retail 0.5%
QVC, Inc.	4.375	03-15-23	325,000	322,284
QVC, Inc. (Z)	5.125	07-02-22	255,000	268,159
QVC, Inc. (S)	5.450	08-15-34	315,000	304,602
Media 2.6%
21st Century Fox America, Inc. (Z)	6.150	03-01-37	165,000	201,479
21st Century Fox America, Inc. (Z)	6.400	12-15-35	150,000	191,443
21st Century Fox America, Inc. (Z)	7.600	10-11-15	1,000,000	1,058,208
21st Century Fox America, Inc. (Z)	7.750	01-20-24	1,020,000	1,298,998
AMC Entertainment, Inc.	5.875	02-15-22	390,000	397,800
Myriad International Holdings BV (S)	6.000	07-18-20	200,000	217,000
Sirius XM Radio, Inc. (S)(Z)	5.250	08-15-22	845,000	889,363
Time Warner Cable, Inc. (Z)	8.250	04-01-19	350,000	434,628
WideOpenWest Finance LLC	10.250	07-15-19	100,000	109,250
Multiline retail 0.4%
Macy's Retail Holdings, Inc. (Z)	7.875	08-15-36	444,000	487,653
Tops Holding II Corp.	8.750	06-15-18	235,000	230,300
Specialty retail 0.7%
AutoNation, Inc. (Z)	5.500	02-01-20	655,000	714,271
Bed Bath & Beyond, Inc. (Z)	3.749	08-01-24	185,000	185,784
Conn's, Inc. (S)	7.250	07-15-22	450,000	389,250
The Hillman Group, Inc. (S)	6.375	07-15-22	110,000	106,975

8SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.4%
Hot Topic, Inc. (S)(Z)	9.250	06-15-21	345,000	$370,875
Quiksilver, Inc. (S)	7.875	08-01-18	380,000	346,750
Consumer staples 2.3%				4,308,958
Beverages 0.7%
Constellation Brands, Inc.	4.250	05-01-23	355,000	356,775
Constellation Brands, Inc.	4.750	11-15-24	180,000	184,050
Crestview DS Merger Sub II, Inc.	10.000	09-01-21	310,000	342,550
Pernod-Ricard SA (S)(Z)	5.750	04-07-21	325,000	371,738
Food and staples retailing 0.5%
Safeway, Inc.	4.750	12-01-21	125,000	126,152
Safeway, Inc.	5.000	08-15-19	840,000	850,304
Food products 0.4%
Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	481,259
Tyson Foods, Inc.	3.950	08-15-24	275,000	280,355
Personal products 0.1%
Prestige Brands, Inc. (S)	5.375	12-15-21	260,000	251,550
Tobacco 0.6%
Alliance One International, Inc. (Z)	9.875	07-15-21	820,000	783,100
Vector Group, Ltd.	7.750	02-15-21	260,000	281,125
Energy 9.7%				18,111,009
Energy equipment and services 1.1%
Astoria Depositor Corp. (S)	8.144	05-01-21	535,000	567,100
Key Energy Services, Inc. (Z)	6.750	03-01-21	270,000	240,300
Nostrum Oil & Gas Finance BV (S)(Z)	6.375	02-14-19	345,000	345,863
RKI Exploration & Production LLC (S)	8.500	08-01-21	270,000	263,925
Rowan Companies, Inc. (Z)	4.875	06-01-22	330,000	338,578
Teine Energy, Ltd. (S)	6.875	09-30-22	245,000	233,363
Oil, gas and consumable fuels 8.6%
Access Midstream Partners LP	4.875	05-15-23	185,000	193,325
Access Midstream Partners LP	4.875	03-15-24	385,000	402,325
Afren PLC (S)(Z)	10.250	04-08-19	240,000	249,648
Baytex Energy Corp. (S)	5.625	06-01-24	65,000	62,725
California Resources Corp. (S)	5.500	09-15-21	250,000	255,000
California Resources Corp. (S)	6.000	11-15-24	500,000	512,500
Chesapeake Energy Corp.	5.750	03-15-23	290,000	317,550
CNOOC Finance 2013, Ltd. (Z)	3.000	05-09-23	420,000	398,249
Compressco Partners LP (S)	7.250	08-15-22	235,000	232,650
Continental Resources, Inc. (Z)	5.000	09-15-22	795,000	842,700
DCP Midstream LLC (S)(Z)	9.750	03-15-19	405,000	518,074
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)(Z)	5.850	05-21-43	370,000	365,375

SEE NOTES TO FINANCIAL STATEMENTS9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
DCP Midstream Operating LP (Z)	3.875	03-15-23	225,000	$225,146
Denbury Resources, Inc.	5.500	05-01-22	255,000	251,175
Ecopetrol SA	5.875	09-18-23	190,000	211,850
Energy Transfer Partners LP (Z)	5.200	02-01-22	210,000	229,710
Energy Transfer Partners LP (Z)	9.700	03-15-19	425,000	544,402
Energy XXI Gulf Coast, Inc. (S)	6.875	03-15-24	145,000	114,550
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.777%) (Z)	7.000	06-01-67	695,000	730,619
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%) (Z)	8.375	08-01-66	440,000	480,700
EP Energy LLC (Z)	7.750	09-01-22	195,000	205,725
EV Energy Partners LP (Z)	8.000	04-15-19	400,000	394,000
Freeport-McMoran Oil & Gas LLC (Z)	6.750	02-01-22	458,000	507,235
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	156,000	176,427
FTS International, Inc. (S)	6.250	05-01-22	175,000	165,375
Halcon Resources Corp.	8.875	05-15-21	200,000	164,000
Jones Energy Holdings LLC (S)	6.750	04-01-22	150,000	143,250
Kerr-McGee Corp. (Z)	6.950	07-01-24	335,000	418,361
Kinder Morgan Energy Partners LP	7.750	03-15-32	195,000	242,886
Kosmos Energy, Ltd. (S)	7.875	08-01-21	220,000	202,400
Lukoil International Finance BV (S)(Z)	3.416	04-24-18	675,000	643,781
Midstates Petroleum Company, Inc.	9.250	06-01-21	425,000	361,250
Newfield Exploration Company (Z)	5.750	01-30-22	260,000	281,450
Pacific Rubiales Energy Corp. (S)(Z)	5.375	01-26-19	335,000	335,838
Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,367,644
Petrobras International Finance Company SA (Z)	5.375	01-27-21	265,000	271,323
Petroleos de Venezuela SA	5.375	04-12-27	550,000	261,250
Petroleos Mexicanos (S)	4.250	01-15-25	125,000	126,563
Petroleos Mexicanos	4.875	01-24-22	275,000	293,150
Plains All American Pipeline LP	3.600	11-01-24	280,000	278,224
Regency Energy Partners LP	5.000	10-01-22	95,000	96,900
Regency Energy Partners LP (Z)	5.500	04-15-23	480,000	496,800
Regency Energy Partners LP	5.875	03-01-22	90,000	95,850
Summit Midstream Holdings LLC	7.500	07-01-21	150,000	162,750
TransCanada Pipelines, Ltd. (6.350% to 5-15-17, then 3 month LIBOR + 2.210%) (Z)	6.350	05-15-67	710,000	717,100
Tullow Oil PLC (S)	6.000	11-01-20	230,000	215,050
Tullow Oil PLC (S)	6.250	04-15-22	255,000	237,150
WPX Energy, Inc.	5.250	09-15-24	125,000	121,875
Financials 29.0%				53,935,784
Banks 11.0%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)	6.250	04-15-24	470,000	368,950

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (Z)	3.300	01-11-23	260,000	$257,684
Bank of America Corp.	4.200	08-26-24	280,000	281,884
Bank of America Corp.	4.250	10-22-26	265,000	262,903
Bank of America Corp. (Z)	5.000	05-13-21	670,000	741,507
Bank of America Corp. (P)(Q)	6.250	09-05-24	470,000	469,413
Bank of America Corp. (Z)	6.875	04-25-18	1,000,000	1,156,772
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	435,000	468,169
Barclays Bank PLC (S)(Z)	10.179	06-12-21	575,000	772,036
BPCE SA (S)(Z)	4.500	03-15-25	475,000	461,172
BPCE SA (S)(Z)	5.700	10-22-23	645,000	692,640
Citigroup, Inc. (Z)	3.750	06-16-24	375,000	380,891
Citigroup, Inc.	3.875	10-25-23	185,000	190,369
Citigroup, Inc.	6.125	08-25-36	310,000	364,641
Commerzbank AG (S)	8.125	09-19-23	350,000	404,565
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (P)(Q)(S)	6.625	09-23-19	450,000	439,020
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	600,000	619,320
Credit Agricole SA (8.125% to 09/19/2018, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	250,000	283,125
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)(Z)	5.100	06-30-23	420,000	398,215
HBOS PLC (S)(Z)	6.750	05-21-18	825,000	926,547
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (P)(Q)	6.375	09-17-24	200,000	204,000
ICICI Bank, Ltd. (S)(Z)	5.750	11-16-20	475,000	527,776
ING Bank NV (S)(Z)	5.800	09-25-23	500,000	556,251
JPMorgan Chase & Company (Z)	4.625	05-10-21	895,000	980,639
JPMorgan Chase & Company (5.000% to 07/01/2019, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19	520,000	511,550
JPMorgan Chase & Company (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	375,000	355,313
JPMorgan Chase & Company (6.750% to 02/01/2024, then 3 month LIBOR + 3.780%) (Q)(Z)	6.750	02-01-24	805,000	848,148
JPMorgan Chase & Company (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)(Z)	7.900	04-30-18	655,000	709,856
Lloyds Banking Group PLC (7.500% to 06/27/2024, then 5 year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	385,000	400,400
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	150,000	155,625
Mizuho Financial Group Cayman 3, Ltd. (S)(Z)	4.600	03-27-24	435,000	452,651
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10/15/2019, then 5 year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24	200,000	203,694

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)(Z)	4.850	06-01-23	310,000	$294,500
Rabobank Nederland NV (Z)	3.875	02-08-22	905,000	957,164
Societe Generale SA (8.250% to 11/29/2018, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	385,000	406,791
Swedbank AB (S)(Z)	2.125	09-29-17	460,000	467,162
Synovus Financial Corp. (Z)	7.875	02-15-19	200,000	225,000
The PNC Financial Services Group, Inc. (P)(Q)	4.454	12-08-14	250,000	250,313
Wells Fargo & Company (5.900% to 06/15/2024, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	655,000	673,406
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)(Z)	7.980	03-15-18	750,000	820,425
Wells Fargo Bank NA (Z)	5.850	02-01-37	390,000	481,716
Capital markets 5.0%
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	295,000	313,526
Fifth Street Finance Corp. (Z)	4.875	03-01-19	430,000	445,318
FS Investment Corp.	4.000	07-15-19	435,000	436,670
Jefferies Group LLC (Z)	6.875	04-15-21	1,005,000	1,177,036
Jefferies Group LLC (Z)	8.500	07-15-19	235,000	291,494
Morgan Stanley (Z)	4.100	05-22-23	580,000	585,188
Morgan Stanley	4.350	09-08-26	95,000	95,211
Morgan Stanley (Z)	5.500	01-26-20	450,000	507,290
Morgan Stanley (Z)	5.550	04-27-17	565,000	618,663
Morgan Stanley (Z)	7.300	05-13-19	895,000	1,068,368
Morgan Stanley (5.450% to 07/15/2019, then 3 month LIBOR + 3.610%) (Q)	5.450	07-15-19	345,000	346,617
Stifel Financial Corp.	4.250	07-18-24	315,000	319,358
The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,162,494
The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	1,195,000	1,331,808
The Goldman Sachs Group, Inc. (Z)	5.750	01-24-22	105,000	120,924
Walter Investment Management Corp. (S)	7.875	12-15-21	455,000	428,838
Consumer finance 1.8%
Capital One Financial Corp. (Z)	3.500	06-15-23	1,100,000	1,098,536
Capital One Financial Corp. (Z)	4.750	07-15-21	320,000	352,188
Credito Real SAB de CV (S)	7.500	03-13-19	325,000	342,875
Discover Bank (Z)	7.000	04-15-20	150,000	177,541
Discover Financial Services (Z)	5.200	04-27-22	585,000	642,451
Enova International, Inc. (S)	9.750	06-01-21	390,000	395,850
Synchrony Financial (Z)	4.250	08-15-24	370,000	375,931
Diversified financial services 2.7%
Ashtead Capital, Inc. (S)	5.625	10-01-24	205,000	213,713

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)(Z)	5.250	05-30-23	401,934	$423,035
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-19	278,483	296,585
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-22	235,752	247,989
General Electric Capital Corp. (Z)	4.375	09-16-20	365,000	400,670
General Electric Capital Corp. (Z)	5.550	05-04-20	430,000	495,335
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)(Z)	7.125	06-15-22	600,000	699,000
Leucadia National Corp. (Z)	5.500	10-18-23	655,000	685,833
Nationstar Mortgage LLC (Z)	7.875	10-01-20	340,000	334,050
Nationstar Mortgage LLC (Z)	9.625	05-01-19	295,000	320,813
USB Realty Corp. (P)(Q)(S)(Z)	1.378	01-15-17	800,000	736,000
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	250,000	250,000
Insurance 3.6%
American International Group, Inc.	4.125	02-15-24	295,000	310,795
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58	45,000	61,088
Aquarius + Investments PLC (6.375% to 09/01/2019, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	235,000	244,988
Assured Guaranty US Holdings, Inc. (Z)	5.000	07-01-24	465,000	483,742
AXA SA (Z)	8.600	12-15-30	175,000	235,594
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	240,000	258,751
CNA Financial Corp. (Z)	7.250	11-15-23	540,000	670,247
Liberty Mutual Group, Inc. (S)(Z)	7.800	03-15-37	705,000	824,850
Lincoln National Corp. (6.050% until 4-20-17, then 3 month LIBOR + 2.040%) (Z)	6.050	04-20-67	395,000	401,913
MetLife, Inc. (Z)	6.400	12-15-36	305,000	342,744
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)(Z)	5.000	10-18-42	310,000	326,275
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (P)(S)	5.100	10-16-44	365,000	380,513
Pacific LifeCorp. (S)(Z)	6.000	02-10-20	245,000	279,141
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	110,000	110,000
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (Z)	5.875	09-15-42	615,000	651,900
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)(Z)	7.506	06-30-17	415,000	435,738
Teachers Insurance & Annuity Association of America (S)(Z)	6.850	12-16-39	475,000	627,960

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts 4.8%
American Tower Corp. (Z)	3.400	02-15-19	225,000	$230,139
American Tower Corp. (Z)	4.700	03-15-22	400,000	415,735
ARC Properties Operating Partnership LP	4.600	02-06-24	630,000	612,592
Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	710,000	783,665
Crown Castle Towers LLC (S)(Z)	6.113	01-15-20	451,000	521,102
DDR Corp. (Z)	7.500	04-01-17	880,000	997,918
Goodman Funding Pty, Ltd. (S)(Z)	6.375	04-15-21	645,000	746,498
Health Care REIT, Inc. (Z)	4.950	01-15-21	190,000	208,482
Highwoods Realty LP (Z)	5.850	03-15-17	710,000	778,202
Host Hotels & Resorts LP (Z)	5.875	06-15-19	439,000	462,575
Iron Mountain, Inc. (Z)	6.000	08-15-23	440,000	463,100
iStar Financial, Inc.	5.000	07-01-19	135,000	134,325
MPT Operating Partnership LP (Z)	6.375	02-15-22	320,000	340,000
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	280,000	274,622
Omega Healthcare Investors, Inc.	4.950	04-01-24	350,000	360,339
Ventas Realty LP	3.750	05-01-24	165,000	163,889
Ventas Realty LP (Z)	4.750	06-01-21	455,000	494,670
Weyerhaeuser Company (Z)	7.375	03-15-32	690,000	900,491
Real estate management and development 0.1%
General Shopping Investments, Ltd. (12.000% to 3-20-17, then 5 Year USGG + 11.052%) (Q)(S)	12.000	03-20-17	260,000	241,800
Health care 2.3%				4,326,147
Health care equipment and supplies 0.2%
Crimson Merger Sub, Inc. (S)	6.625	05-15-22	310,000	289,850
Health care providers and services 0.9%
HCA, Inc.	5.250	04-15-25	375,000	388,594
Medco Health Solutions, Inc. (Z)	7.125	03-15-18	275,000	320,061
Quest Diagnostics, Inc. (Z)	2.700	04-01-19	440,000	445,140
Quest Diagnostics, Inc. (Z)	4.250	04-01-24	370,000	376,742
WellCare Health Plans, Inc.	5.750	11-15-20	200,000	205,960
Pharmaceuticals 1.2%
Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	350,000	358,750
Hospira, Inc. (Z)	6.050	03-30-17	485,000	529,369
Mallinckrodt International Finance SA (S)	5.750	08-01-22	310,000	324,725
Mylan, Inc. (S)(Z)	7.875	07-15-20	545,000	586,593
Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21	225,000	243,563
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	240,000	256,800
Industrials 7.8%				14,529,449
Aerospace and defense 1.0%
Embraer Overseas, Ltd. (S)	5.696	09-16-23	296,000	317,830

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)(Z)	6.000	02-15-67	750,000	$686,250
Textron, Inc. (Z)	5.600	12-01-17	505,000	559,485
Textron, Inc. (Z)	7.250	10-01-19	270,000	322,400
Airlines 3.6%
America West Airlines 2000-1 Pass Through Trust (Z)	8.057	07-02-20	123,208	139,533
American Airlines 2013-2 Class A Pass Through Trust (Z)	4.950	01-15-23	335,109	357,729
British Airways PLC 2013-1 Class A Pass Through Trust (S)(Z)	4.625	06-20-24	611,234	643,324
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	06-20-20	253,121	267,676
Continental Airlines 1997-4 Class A Pass Through Trust (Z)	6.900	01-02-18	303,668	321,494
Continental Airlines 1998-1 Class A Pass Through Trust (Z)	6.648	09-15-17	93,812	97,799
Continental Airlines 1999-1 Class A Pass Through Trust (Z)	6.545	02-02-19	159,433	175,376
Continental Airlines 2000-2 Class B Pass Through Trust (Z)	8.307	04-02-18	54,143	58,610
Continental Airlines 2007-1 Class A Pass Through Trust (Z)	5.983	04-19-22	466,462	515,441
Continental Airlines 2012-1 Class B Pass Through Trust (Z)	6.250	04-11-20	203,513	215,724
Delta Air Lines 2002-1 Class G-1 Pass Through Trust (Z)	6.718	01-02-23	602,335	695,697
Delta Air Lines 2007-1 Class A Pass Through Trust (Z)	6.821	08-10-22	588,153	679,317
Delta Air Lines 2010-1 Class A Pass Through Trust (Z)	6.200	07-02-18	149,488	165,932
Delta Air Lines 2011-1 Class A Pass Through Trust (Z)	5.300	04-15-19	255,295	276,995
Northwest Airlines 2007-1 Class A Pass Through Trust (Z)	7.027	11-01-19	358,158	408,300
UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16	76,734	84,792
UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	245,533	272,542
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	435,000	440,438
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	250,000	242,500
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	410,244	458,447
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	156,505	173,329
Building products 0.4%
Masco Corp. (Z)	7.125	03-15-20	285,000	325,613
Owens Corning (Z)	4.200	12-15-22	395,000	397,492
Commercial services and supplies 0.4%
Ahern Rentals, Inc. (S)	9.500	06-15-18	195,000	208,163
Casella Waste Systems, Inc.	7.750	02-15-19	365,000	372,300
Safway Group Holding LLC (S)	7.000	05-15-18	180,000	185,850
Construction and engineering 0.2%
Tutor Perini Corp. (Z)	7.625	11-01-18	335,000	346,725
Industrial conglomerates 0.4%
Odebrecht Finance, Ltd. (S)(Z)	7.125	06-26-42	225,000	236,138
Odebrecht Finance, Ltd. (P)(Q)(S)	7.500	09-14-15	200,000	201,500
Tenedora Nemak SA de CV (S)	5.500	02-28-23	210,000	218,337
Machinery 0.3%
SPL Logistics Escrow LLC (S)(Z)	8.875	08-01-20	215,000	232,738

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery (continued)
Trinity Industries, Inc.	4.550	10-01-24	355,000	$346,265
Marine 0.4%
Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	305,000	310,338
Navios South American Logistics, Inc. (S)	7.250	05-01-22	375,000	377,813
Trading companies and distributors 1.0%
Air Lease Corp. (Z)	3.375	01-15-19	440,000	445,500
Air Lease Corp.	3.875	04-01-21	215,000	217,150
Air Lease Corp.	4.750	03-01-20	220,000	234,850
Air Lease Corp.	5.625	04-01-17	175,000	188,563
Aircastle, Ltd.	7.625	04-15-20	160,000	180,000
International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	328,425
United Rentals North America, Inc.	5.750	11-15-24	320,000	335,600
Transportation infrastructure 0.1%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	255,000	263,129
Information technology 0.6%				1,015,226
Internet software and services 0.3%
Ancestry.com, Inc. (Z)	11.000	12-15-20	305,000	345,413
Ancestry.com, Inc., PIK (S)	9.625	10-15-18	135,000	134,663
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc. (S)	5.875	02-15-22	375,000	393,750
Software 0.1%
Blackboard, Inc. (S)	7.750	11-15-19	140,000	141,400
Materials 4.8%				8,856,332
Chemicals 1.5%
Braskem Finance, Ltd. (S)(Z)	7.000	05-07-20	515,000	570,363
CF Industries, Inc. (Z)	7.125	05-01-20	245,000	294,577
Consolidated Energy Finance SA (S)	6.750	10-15-19	325,000	330,688
Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	389,634
Methanex Corp.	5.250	03-01-22	280,000	307,877
NOVA Chemicals Corp. (S)	5.000	05-01-25	535,000	551,719
W.R. Grace & Co-Conn (S)	5.125	10-01-21	165,000	171,910
W.R. Grace & Co-Conn (S)	5.625	10-01-24	130,000	136,988
Construction materials 0.7%
American Gilsonite Company (S)(Z)	11.500	09-01-17	390,000	403,650
Cemex SAB de CV (S)	6.500	12-10-19	340,000	364,225
Magnesita Finance, Ltd. (Q)(S)(Z)	8.625	04-15-17	420,000	420,000
Containers and packaging 0.1%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	250,000	255,628
Metals and mining 2.3%
Alcoa, Inc.	5.125	10-01-24	520,000	548,748

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Allegheny Technologies, Inc. (Z)	9.375	06-01-19	715,000	$865,495
AngloGold Ashanti Holdings PLC (Z)	8.500	07-30-20	405,000	435,375
ArcelorMittal (Z)	10.350	06-01-19	370,000	456,950
Gerdau Trade, Inc. (S)(Z)	4.750	04-15-23	225,000	222,683
Glencore Finance Canada, Ltd. (S)	4.250	10-25-22	220,000	222,293
JMC Steel Group (S)	8.250	03-15-18	185,000	187,775
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	235,000	233,825
Rain CII Carbon LLC (S)(Z)	8.000	12-01-18	340,000	350,200
SunCoke Energy, Inc.	7.625	08-01-19	94,000	98,681
Thompson Creek Metals Company, Inc. (Z)	7.375	06-01-18	395,000	363,400
Vedanta Resources PLC (S)(Z)	7.125	05-31-23	300,000	305,250
Trading companies and distributors 0.2%
Glencore Funding LLC (S)(Z)	4.125	05-30-23	370,000	368,398
Telecommunication services 3.7%				6,834,340
Diversified telecommunication services 2.4%
BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	207,500	208,333
CenturyLink, Inc. (Z)	5.800	03-15-22	480,000	508,800
CenturyLink, Inc. (Z)	6.450	06-15-21	305,000	333,975
GTP Acquisition Partners I LLC (S)(Z)	4.704	05-15-18	485,000	477,420
Telecom Italia Capital SA (Z)	7.200	07-18-36	365,000	391,463
Telefonica Emisiones SAU (Z)	6.421	06-20-16	600,000	651,054
Verizon Communications, Inc. (Z)	3.450	03-15-21	420,000	429,303
Verizon Communications, Inc. (S)	5.012	08-21-54	262,000	268,474
Verizon Communications, Inc.	6.550	09-15-43	263,000	332,023
Wind Acquisition Finance SA (S)	7.375	04-23-21	355,000	347,013
Windstream Corp.	7.500	06-01-22	400,000	425,000
Wireless telecommunication services 1.3%
Comcel Trust (S)	6.875	02-06-24	330,000	353,100
Digicel Group, Ltd. (S)	8.250	09-30-20	385,000	402,325
Millicom International Cellular SA (S)	4.750	05-22-20	210,000	207,375
Millicom International Cellular SA (S)	6.625	10-15-21	300,000	321,000
SBA Tower Trust (S)(Z)	2.933	12-15-17	395,000	400,269
SBA Tower Trust (S)(Z)	3.598	04-15-18	370,000	372,413
SoftBank Corp. (S)(Z)	4.500	04-15-20	400,000	405,000
Utilities 4.2%				7,857,271
Electric utilities 3.2%
Beaver Valley II Funding Corp.	9.000	06-01-17	49,000	51,942
BVPS II Funding Corp. (Z)	8.890	06-01-17	250,000	262,851
DPL, Inc. (Z)	7.250	10-15-21	570,000	605,625
Dynegy Finance I, Inc. (S)	6.750	11-01-19	120,000	124,200
Dynegy Finance I, Inc. (S)	7.625	11-01-24	165,000	174,900

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)(Z)	5.250	01-29-23	485,000	$503,188
Exelon Corp. (Z)	4.900	06-15-15	985,000	1,010,100
FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	73,221	71,761
Israel Electric Corp., Ltd. (S)(Z)	5.625	06-21-18	420,000	446,292
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	180,000	182,700
NRG Energy, Inc.	6.625	03-15-23	125,000	131,875
NRG Yield Operating LLC (S)	5.375	08-15-24	260,000	270,400
Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	901,620
PNPP II Funding Corp. (Z)	9.120	05-30-16	92,000	94,484
PPL Capital Funding, Inc. (6.700% to 3-30-17, then 3 month LIBOR + 2.665%) (Z)	6.700	03-30-67	525,000	532,219
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	320,000	352,267
W3A Funding Corp. (Z)	8.090	01-02-17	252,509	252,492
Multi-utilities 1.0%
Berkshire Hathaway Energy Company (Z)	8.480	09-15-28	550,000	809,805
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%) (Z)	6.110	12-01-66	650,000	661,375
Wisconsin Energy Corp. (6.250% to 5-15-17, then 3 month LIBOR + 2.113%) (Z)	6.250	05-15-67	410,000	417,175
Term loans (M) 0.7% (0.5% of Total investments)				$1,280,932
(Cost $1,313,506)
Consumer staples 0.2%				333,342
Household products 0.2%
The Sun Products Corp.	5.500	03-23-20	372,449	333,342
Energy 0.1%				148,400
Energy equipment and services 0.1%
Paragon Offshore Finance Company	3.750	07-18-21	160,000	148,400
Health care 0.1%				233,063
Health care providers and services 0.1%
CRC Health Corp.	5.250	03-29-21	74,625	74,672
CRC Health Corp.	9.000	09-28-21	155,000	158,391
Industrials 0.1%				145,947
Aerospace and defense 0.1%
WP CPP Holdings LLC	4.750	12-27-19	147,375	145,947
Utilities 0.2%				420,180
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	280,000	279,825

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
La Frontera Generation LLC	4.500	09-30-20	141,416	$140,355
Capital preferred securities (a) 2.2% (1.5% of Total investments)				$4,157,153
(Cost $3,950,430)
Financials 2.2%				4,157,153
Banks 0.9%
BAC Capital Trust XIV, Series G (P)(Q)(Z)	4.000	11-24-14	654,000	513,390
PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	520,000	567,580
Sovereign Capital Trust VI (Z)	7.908	06-13-36	489,000	519,695
Capital markets 0.4%
State Street Capital Trust IV (P)(Z)	1.234	06-15-37	935,000	797,088
Insurance 0.9%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	110,000	140,525
MetLife Capital Trust X (S)(Z)	9.250	04-08-38	315,000	450,450
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)(Z)	6.450	12-15-65	870,000	926,550
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)(Z)	6.500	05-09-37	225,000	241,875
U.S. Government and Agency obligations 32.6% (21.9% of Total investments)				$60,534,570
(Cost $58,843,528)
U.S. Government 2.8%				5,155,311
U.S. Treasury Bond
Bond (Z)	3.125	02-15-42	1,405,000	1,428,270
Bond (Z)	3.375	05-15-44	3,480,000	3,691,789
U.S. Treasury Note Note (Z)	2.000	09-30-20	35,000	35,252
U.S. Government Agency 29.8%				55,379,259
Federal Home Loan Banks
Bond	2.900	09-05-25	200,000	194,779
Bond	3.170	10-04-27	200,000	193,743
Bond (Z)	3.250	06-21-27	269,697	267,760
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.555	06-01-44	518,676	533,247
30 Yr Pass Thru (P)	2.690	05-01-44	528,157	545,536
30 Yr Pass Thru (Z)	3.000	03-01-43	979,990	987,072
30 Yr Pass Thru (Z)	4.500	09-01-41	2,655,617	2,899,536
30 Yr Pass Thru (Z)	5.000	03-01-41	4,407,110	4,919,781
30 Yr Pass Thru (Z)	6.500	04-01-39	331,621	372,351
Federal National Mortgage Association
15 Yr Pass Thru (Z)	3.000	07-01-27	1,602,454	1,665,676

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru (Z)	3.000	10-29-27	705,000	$670,856
15 Yr Pass Thru (Z)	3.400	09-27-32	745,000	715,565
30 Yr Pass Thru (P) (Z)	2.526	06-01-44	940,627	967,408
30 Yr Pass Thru (P) (Z)	2.549	04-01-44	912,131	939,199
30 Yr Pass Thru (Z)	3.000	12-01-42	4,256,794	4,280,572
30 Yr Pass Thru	3.000	03-01-43	278,146	280,047
30 Yr Pass Thru (Z)	3.000	07-01-43	1,038,692	1,040,112
30 Yr Pass Thru (Z)	3.500	12-01-42	5,698,297	5,903,970
30 Yr Pass Thru (Z)	3.500	01-01-43	4,273,711	4,424,627
30 Yr Pass Thru (Z)	4.000	10-01-40	505,081	539,746
30 Yr Pass Thru (Z)	4.000	09-01-41	5,509,081	5,872,180
30 Yr Pass Thru (Z)	4.000	10-01-41	2,293,607	2,449,949
30 Yr Pass Thru (Z)	4.500	10-01-40	2,136,765	2,339,257
30 Yr Pass Thru (Z)	4.500	07-01-41	5,370,011	5,862,961
30 Yr Pass Thru (Z)	5.000	02-01-41	2,051,144	2,298,323
30 Yr Pass Thru (Z)	5.000	04-01-41	577,801	648,244
30 Yr Pass Thru (Z)	5.500	02-01-36	635,766	710,932
30 Yr Pass Thru (Z)	5.500	10-01-39	1,149,896	1,282,253
30 Yr Pass Thru (Z)	5.500	08-01-40	205,045	228,903
30 Yr Pass Thru (Z)	6.500	07-01-36	221,309	251,011
30 Yr Pass Thru (Z)	6.500	01-01-39	963,513	1,093,663
Foreign government obligations 0.2% (0.1% of Total investments)				$284,579
(Cost $276,869)
Argentina 0.2%				284,579
Republic of Argentina (H)	8.280	12-31-33	322,469	284,579
Collateralized mortgage obligations 19.7% (13.3% of Total investments)				$36,655,097
(Cost $34,796,142)
Commercial and residential 16.7%				30,975,379
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.329	12-25-46	4,819,234	395,458
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (P)	0.372	06-25-45	573,011	532,465
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	685,473
BAMLL Commercial Mortgage Securities Trust Series 2014-ICTS, Class D (P) (S)	2.054	06-15-28	100,000	99,503
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (P)	3.131	03-25-35	617,669	45,990
Series 2005-2, Class A1 (P)	2.580	03-25-35	400,668	404,591
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	0.712	07-25-35	427,595	383,277
Series 2005-7, Class 11A1 (P)	0.692	08-25-35	666,775	619,194

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	324,621	$333,213
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.156	07-05-33	620,000	619,996
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.653	08-15-29	530,000	530,141
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	3.927	03-10-33	595,000	540,314
Commercial Mortgage Pass Through Certificates
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	392,733
Series 2012-LC4, Class C (P)	5.647	12-10-44	645,000	720,047
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	620,000	630,054
Series 2013-CR11, Class B (P)	5.164	10-10-46	895,000	994,639
Series 2013-CR13, Class C (P)	4.756	12-10-23	435,000	456,360
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	525,000	573,821
Series 2014-CR16, Class C (P)	4.906	04-10-47	552,000	583,327
Series 2014-FL4, Class D (P) (S)	2.603	07-13-31	600,000	599,929
Series 2014-PAT, Class D (P) (S)	2.303	08-13-27	775,000	767,240
Series 2014-TWC, Class D (P) (S)	2.403	02-13-32	445,000	443,571
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.400	04-15-27	450,000	449,271
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.692	06-25-34	492,154	454,607
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.296	12-05-31	505,000	505,388
GSR Mortgage Loan Trust Series 2006-4F, Class 6A1	6.500	05-25-36	5,521	4,182
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.348	08-19-45	2,140,515	106,434
Series 2005-2, Class IX IO	2.193	05-19-35	7,472,024	489,019
Series 2005-9, Class 2A1C (P)	0.607	06-20-35	649,568	597,894
Series 2005-8, Class 1X IO	2.083	09-19-35	2,811,202	151,425
Series 2007-3, Class ES IO (S)	0.350	05-19-47	8,611,793	91,500
Series 2007-4, Class ES IO	0.349	07-19-47	9,212,860	92,129
Series 2007-6, Class ES IO (S)	0.342	08-19-37	7,189,552	76,389
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.303	07-15-29	585,000	583,516
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	381,000	390,996
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.180	07-25-35	6,929,255	486,219
Series 2005-AR8, Class AX2 IO	2.207	04-25-35	6,984,675	546,384
Series 2005-AR18, Class 1X IO	2.028	10-25-36	8,062,578	648,626
Series 2005-AR18, Class 2X IO	1.681	10-25-36	7,220,787	248,916
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-PHH, Class C (P) (S)	2.253	08-15-27	760,000	763,512

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class AM (P)	5.464	01-15-49	945,000	$992,424
Series 2013-JWRZ, Class D (P) (S)	3.143	04-15-30	440,000	440,281
Series 2014-FBLU, Class D (P) (S)	2.754	12-15-28	725,000	723,649
Series 2014-FL5, Class C (P) (S)	2.253	07-15-31	1,030,000	1,030,365
Series 2014-INN, Class F (P) (S)	4.153	06-15-29	490,000	486,333
Merrill Lynch Mortgage Investors Trust Series 2004-1, Class 2A1 (P)	2.148	12-25-34	413,037	402,611
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.186	02-15-46	293,000	297,170
Series 2014-C18, Class 300D	5.279	08-15-31	380,000	396,814
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,030,000	1,051,950
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.482	05-25-35	441,592	409,572
Motel 6 Trust Series 2012-MTL6, Class D (S)	3.781	10-05-25	975,000	975,887
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	265,000	264,975
TMSQ Mortgage Trust Series 2014-1500, Class D (P) (S)	3.962	10-10-36	340,000	330,115
UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	405,000	437,867
Series 2012-C1, Class C (P) (S)	5.535	05-10-45	270,000	298,909
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.764	05-10-63	4,846,928	395,315
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	612,000	617,877
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM (P)	5.591	04-15-47	285,000	306,425
WaMu Mortgage Pass Through Certificates Series 2005-AR8, Class 2AB2 (P)	0.572	07-25-45	619,325	571,378
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	935,000	914,440
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	620,000	560,178
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.221	11-15-45	5,032,140	577,015
Series 2013-C15, Class B (P)	4.483	08-15-46	155,000	164,485
Series 2013-C16, Class B (P)	4.984	09-15-46	265,000	291,601
U.S. Government Agency 3.0%				5,679,718
Federal Home Loan Mortgage Corp.
Series 290, Class IO IO	3.500	11-15-32	3,254,733	603,830
Series 3747, Class HI IO	4.500	07-15-37	3,176,743	326,050
Series 3794, Class PI IO	4.500	02-15-38	554,166	58,375
Series 3830, Class NI IO	4.500	01-15-36	2,626,261	254,333
Series 4077, Class IK IO	5.000	07-15-42	798,528	173,715

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 4136, Class IH IO	3.500	09-15-27	2,282,298	$291,816
Series K017, Class X1 IO	1.435	12-25-21	2,948,637	237,415
Series K018, Class X1 IO	1.445	01-25-22	3,675,740	297,970
Series K021, Class X1 IO	1.507	06-25-22	805,383	73,078
Series K022, Class X1 IO	1.300	07-25-22	5,995,315	472,245
Series K707, Class X1 IO	1.550	12-25-18	2,421,953	133,825
Series K709, Class X1 IO	1.537	03-25-19	3,330,016	192,009
Series K710, Class X1 IO	1.779	05-25-19	2,539,350	173,453
Federal National Mortgage Association
Series 2010-68, Class CI IO	5.000	11-25-38	705,549	104,241
Series 2012-118, Class IB IO	3.500	11-25-42	1,343,829	291,745
Series 2012-137, Class QI IO	3.000	12-25-27	2,561,006	347,065
Series 2012-137, Class WI IO	3.500	12-25-32	1,926,737	388,438
Series 402, Class 3 IO	4.000	11-25-39	424,044	81,881
Series 402, Class 4 IO	4.000	10-25-39	657,534	135,394
Series 402, Class 7 IO	4.500	11-25-39	599,884	122,011
Series 402, Class 8 IO	4.500	11-25-39	543,782	99,872
Series 407, Class 15 IO	5.000	01-25-40	645,742	136,507
Series 407, Class 21 IO	5.000	01-25-39	308,875	42,537
Series 407, Class 7 IO	5.000	03-25-41	264,383	59,048
Series 407, Class 8 IO	5.000	03-25-41	274,030	59,297
Series 407, Class C6 IO	5.500	01-25-40	1,006,658	230,354
Government National Mortgage Association
Series 2012-114, Class IO IO	1.029	01-16-53	1,969,235	168,271
Series 2013-42, Class IO	3.500	03-20-43	956,411	124,943
Asset backed securities 11.5% (7.8% of Total investments)				$21,424,763
(Cost $20,947,366)
Asset Backed Securities 11.5%				21,424,763
ACE Securities Corp. Series 2005-HE3, Class M2 (P)	0.827	05-25-35	315,000	300,493
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.602	10-25-35	750,000	669,593
Ally Auto Receivables Trust Series 2014-2, Class A4	1.840	01-15-20	735,000	740,926
Ally Master Owner Trust Series 2012-4, Class A	1.720	07-15-19	230,000	231,891
American Express Credit Account Master Trust Series 2014-1, Class A4	1.490	04-15-20	760,000	763,481
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.622	05-25-35	480,000	451,927
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,005,000	1,001,893
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.235	01-25-34	257,870	248,462
Series 2004-W6, Class M1 (P)	0.977	05-25-34	237,514	230,704

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.392	07-25-36	872,959	$815,279
CarMax Auto Owner Trust Series 2014-3, Class A3	1.160	06-17-19	660,000	660,473
Chase Issuance Trust Series 2014-A6, Class A	1.260	07-15-19	541,000	541,956
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 (S)	1.760	12-16-19	190,000	191,187
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	450,000	505,074
Series 2014-A8, Class A8	1.730	04-09-20	955,000	958,640
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6	5.679	06-25-37	228,263	235,718
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,089,913	1,110,009
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	27,212	26,197
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B	5.386	02-25-35	495,464	505,633
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.622	05-25-36	735,000	708,772
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.842	11-25-35	600,000	584,519
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	445,000	444,486
Series 2014-4, Class A1	1.400	08-15-19	950,000	950,549
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.422	10-25-35	622,556	581,077
GSAA Trust Series 2005-10, Class M3 (P)	0.702	06-25-35	675,000	641,962
Home Equity Mortgage Loan Asset-Backed Trust Series 2005-C, Class AII3 (P)	0.522	10-25-35	455,000	436,979
Honda Auto Receivables Owner Trust Series 2014-3, Class A4	1.310	10-15-20	525,000	523,944
John Deere Owner Trust Series 2014-B, Class A4	1.500	06-15-21	555,000	556,207
Merrill Lynch Mortgage Investors, Inc. Series 2005-WMC1, Class M1 (P)	0.902	09-25-35	256,559	241,070
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-20-31	200,000	201,146
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	445,000	445,389
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	364,796	387,690
Soundview Home Loan Trust Series 2006-OPT2, Class A3 (P)	0.332	05-25-36	208,440	193,161

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.452	12-25-36	1,090,000	$1,049,283
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	445,000	445,600
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	737,833	748,670
Series 2012-3A, Class B (S)	4.500	03-20-25	420,511	427,476
Series 2013-1A, Class B (S)	3.750	08-20-25	144,160	145,375
Series 2014-1A, Class A (S)	2.150	12-20-26	915,494	910,917
Series 2014-1A, Class B (S)	3.250	12-20-26	611,911	610,955
			Shares	Value
Common stocks 6.3% (4.2% of Total investments)				$11,745,144
(Cost $9,767,847)
Consumer discretionary 0.3%				656,110
Hotels, restaurants and leisure 0.3%
McDonald's Corp. (Z)			7,000	656,110
Consumer staples 0.9%				1,735,350
Food products 0.4%
Kraft Foods Group, Inc. (Z)			15,000	845,250
Tobacco 0.5%
Philip Morris International, Inc. (Z)			10,000	890,100
Energy 0.3%				574,320
Oil, gas and consumable fuels 0.3%
Royal Dutch Shell PLC, ADR (Z)			8,000	574,320
Financials 0.8%				1,464,200
Banks 0.3%
U.S. Bancorp (Z)			14,500	617,700
Real estate investment trusts 0.5%
Weyerhaeuser Company (Z)			25,000	846,500
Health care 1.2%				2,256,207
Pharmaceuticals 1.2%
Johnson & Johnson (Z)			8,258	890,047
Pfizer, Inc. (Z)			24,000	718,800
Sanofi, ADR (Z)			14,000	647,360
Industrials 0.9%				1,592,032
Commercial services and supplies 0.4%
Republic Services, Inc. (Z)			20,000	768,000
Machinery 0.5%
Stanley Black & Decker, Inc. (Z)			8,800	824,032

SEE NOTES TO FINANCIAL STATEMENTS25

	Shares	Value
Information technology 0.9%		$1,701,050
Semiconductors and semiconductor equipment 0.5%
Intel Corp. (Z)	26,000	884,260
Technology hardware, storage and peripherals 0.4%
Seagate Technology PLC (Z)	13,000	816,790
Materials 0.6%		1,037,250
Chemicals 0.6%
E.I. du Pont de Nemours & Company (Z)	15,000	1,037,250
Telecommunication services 0.4%		728,625
Diversified telecommunication services 0.4%
Verizon Communications, Inc. (Z)	14,500	728,625
	Shares	Value
Preferred securities (b) 2.2% (1.4% of Total investments)		$3,997,969
(Cost $3,890,620)
Consumer staples 0.3%		568,946
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	6,250	568,946
Financials 1.1%		2,062,866
Banks 0.2%
FNB Corp. (7.250% to 2-15-24, then 3 month LIBOR + 4.600%)	9,000	244,530
Wells Fargo & Company, Series L, 7.500%	192	231,168
Capital markets 0.2%
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%), 5.500% (Z)	12,425	297,330
Consumer finance 0.6%
Ally Financial, Inc., 7.000% (S)(Z)	526	526,789
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%) (Z)	24,985	667,849
Real estate investment trusts 0.1%
Weyerhaeuser Company, 6.375%	1,700	95,200
Industrials 0.2%		356,407
Aerospace and defense 0.2%
United Technologies Corp., 7.500% (Z)	6,106	356,407
Telecommunication services 0.2%		303,496
Diversified telecommunication services 0.2%
Intelsat SA, 5.750%	5,900	303,496
Utilities 0.4%		706,254
Electric utilities 0.1%
Exelon Corp., 6.500%	4,341	228,684

26SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities (continued)
Multi-utilities 0.3%
Dominion Resources, Inc., 6.375% (Z)			9,485	$477,570
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)				$123
(Cost $0)
Materials 0.0%				123
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	245,000	123
			Par value	Value
Short-term investments 0.3% (0.2% of Total investments)				$563,000
(Cost $563,000)
Repurchase agreement 0.3%				563,000
Repurchase Agreement with State Street Corp., dated 10-31-14 at 0.000% to be repurchased at $563,000 on 11-3-14, collateralized by $590,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $578,967, including interest)			563,000	563,000
Total investments (Cost $265,307,997)† 148.5%				$276,078,008
Other assets and liabilities, net (48.5%)				($90,115,789)
Total net assets 100.0%				$185,962,219

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^	All par values are denominated in U.S. dollars unless otherwise indicated.
ADR	American Depositary Receipts
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). The coupon rate shown represents the rate at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
USGG	U.S. Generic Government Yield Index
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $72,953,581 or 39.2% of the fund's net assets as of 10-31-14.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-14 was $157,435,099.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $266,628,595. Net unrealized appreciation aggregated $9,449,413, of which $13,646,586 related to appreciated investment securities and $4,197,173 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS27

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $265,307,997)	$276,078,008
Cash	594
Cash segregated at custodian for swap contracts	280,000
Dividends and interest receivable	2,534,213
Other receivables and prepaid expenses	10,424
Total assets	278,903,239
Liabilities
Credit facility agreement payable	91,300,000
Payable for investments purchased	915,877
Swap contracts, at value	565,163
Interest payable	50,455
Payable to affiliates
Accounting and legal services fees	2,921
Other liabilities and accrued expenses	106,604
Total liabilities	92,941,020
Net assets	$185,962,219
Net assets consist of
Paid-in capital	$185,634,025
Undistributed net investment income	1,078,695
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	(10,955,349)
Net unrealized appreciation (depreciation) on investments and swap agreements	10,204,848
Net assets	$185,962,219

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on 11,743,104 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$15.84

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Interest	$11,993,105
Dividends	519,367
Less foreign taxes withheld	(7,736)
Total investment income	12,504,736
Expenses
Investment management fees	1,421,624
Accounting and legal services fees	46,903
Transfer agent fees	90,122
Trustees' fees	43,290
Printing and postage	64,016
Professional fees	99,699
Custodian fees	25,724
Stock exchange listing fees	19,972
Interest expense	592,850
Other	29,881
Total expenses	2,434,081
Less expense reductions	(6,889)
Net expenses	2,427,192
Net investment income	10,077,544
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	3,406,676
Futures contracts	(52,561)
Swap contracts	(451,740)
2,902,375
Change in net unrealized appreciation (depreciation) of
Investments	3,440,878
Futures contracts	(58,693)
Swap contracts	246,065
3,628,250
Net realized and unrealized gain	6,530,625
Increase in net assets from operations	$16,608,169

30SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$10,077,544	$10,640,780
Net realized gain	2,902,375	5,627,991
Change in net unrealized appreciation (depreciation)	3,628,250	(10,170,862)
Increase in net assets resulting from operations	16,608,169	6,097,909
Distributions to shareholders
From net investment income	(11,186,482)	(12,035,602)
From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	686,806
Total increase (decrease)	5,421,687	(5,250,887)
Net assets
Beginning of year	180,540,532	185,791,419
End of year	$185,962,219	$180,540,532
Undistributed net investment income	$1,078,695	$1,429,224
Share activity
Shares outstanding
Beginning of year	11,743,104	11,699,015
Issued pursuant to Dividend Reinvestment Plan	—	44,089
End of year	11,743,104	11,743,104

SEE NOTES TO FINANCIAL STATEMENTS31

STATEMENT OF CASH FLOWS For the year ended 10-31-14

Cash flows from operating activities
Net increase in net assets from operations	$16,608,169
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(145,115,236)
Long-term investments sold	139,819,077
Decrease in short-term investments	71,000
Net amortization of premium (discount)	3,794,971
Decrease in dividends and interest receivable	222,106
Decrease in receivable for futures variation margin	1,875
Decrease in payable for investments purchased	(396,927)
Decrease in payable for delayed delivery securities purchased	(579,950)
Decrease in receivable for investments sold	1,444,659
Decrease in cash segregated at custodian for swap contracts	270,000
Decrease in cash held at broker for futures contracts	114,750
Decrease in other receivables and prepaid assets	6,241
Decrease in unrealized depreciation of swap contracts	(246,065)
Decrease in payable to affiliates	(14,490)
Decrease in interest payable	(228)
Increase in other liabilities and accrued expenses	22,254
Net change in unrealized (appreciation) depreciation on investments	(3,440,878)
Net realized gain on investments	(3,406,676)
Net cash provided by operating activities	$9,174,652
Cash flows from financing activities
Borrowings from credit facility agreement payable	$1,000,000
Distributions to common shareholders	(11,186,482)
Net cash used in financing activities	($10,186,482)
Net decrease in cash	($1,011,830)
Cash at beginning of period	$1,012,424
Cash at end of period	$594
Supplemental disclosure of cash flow information
Cash paid for interest	$593,078

32SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$15.37	$15.88	$14.64	$14.82	$13.42
Net investment income[1]	0.86	0.91	1.03	1.08	1.19
Net realized and unrealized gain (loss) on investments	0.56	(0.39)	1.31	(0.13)	1.37
Total from investment operations	1.42	0.52	2.34	0.95	2.56
Less distributions to common shareholders
From net investment income	(0.95)	(1.03)	(1.10)	(1.13)	(1.16)
Net asset value, end of period	$15.84	$15.37	$15.88	$14.64	$14.82
Per share market value, end of period	$14.29	$14.28	$16.53	$14.81	$14.76
Total return at net asset value (%)[2,3]	10.02	3.51	16.57	6.78	19.90
Total return at market value (%)[3]	6.83	(7.61)	19.95	8.46	23.85
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$186	$181	$186	$170	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.53	1.56	1.78
Expenses including reductions [4]	1.32	1.35	1.53	1.56	1.78
Net investment income	5.50	5.81	6.88	7.34	8.44
Portfolio turnover (%)	52	60	50	71	79
Senior securities
Total debt outstanding end of period (in millions)	$91	$90	$90	$87	$84
Asset coverage per $1,000 of debt[5]	$3,037	$2,999	$3,057	$2,957	$3,051

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Total return based on net asset value reflects changes in fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
4	Expenses including reductions excluding interest expense were 1.00%, 1.01%, 1.06%,1.04% and 1.12% for the periods ended 10-31-14, 10-31-13, 10-31-12, 10-31-11 and 10-31-10, respectively.
5	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding amount changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS33

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$135,434,678	—	$135,425,020	$9,658
Term loans	1,280,932	—	1,280,932	—
Capital preferred securities	4,157,153	—	4,157,153	—
U.S. government and agency obligations	60,534,570	—	60,534,570	—
Foreign government obligations	284,579	—	284,579	—
Collateralized mortgage obligations	36,655,097	—	36,395,079	260,018
Asset backed securities	21,424,763	—	21,424,763	—
Common stocks	11,745,144	$11,745,144	—	—
Preferred securities	3,997,969	2,657,704	1,340,265	—
Escrow certificates	123	—	—	123
Short-term investments	563,000	—	563,000	—
Total Investments in Securities	$276,078,008	$14,402,848	$261,405,361	$269,799
Other Financial Instruments
Interest Rate Swaps	($565,163)	—	($565,163)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $9,792,647 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2015	2016	2017	2018
$1,203,825	$1,367,076	$6,785,450	$436,296

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$11,186,482	$12,035,602

As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $1,081,666 of undistributed ordinary income.

Such distributions and distributable earnings. on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2014, the fund used futures contracts to manage duration of the portfolio. During the year ended October 31, 2014, the fund held futures contracts with notional values ranging up to $2.9 million, as measured at each quarter end. There were no open futures contracts held at October 31, 2014.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2014, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2014.

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($383,900)
Morgan Stanley Capital Services	22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(181,263)
Total	$44,000,000				($565,163)

(a) At 10-31-14, the 3-month LIBOR rate was 0.23210%

No interest rate swap positions were entered into or closed during the year ended October 31, 2014.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	($565,163)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate contracts	Net realized gain (loss)	($52,561)	($451,740)	($504,301)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	($58,693)	$246,065	$187,372

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2014, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $6,889 for the year ended October 31, 2014.

The investment management fees, including waivers described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.52% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund's total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. Effective January 1, 2015, the interest rate payable under the CFA will increase to one month LIBOR plus 0.70% (payable monthly). As of October 31, 2014, the fund had borrowings of $91,300,000, at an interest rate of 0.64%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2014, the average borrowings under the CFA and the effective average interest rate were $90,784,932 and 0.65%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice prior to terminating or amending the CFA.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $101,747,166 and $94,937,931, respectively, for the year ended October 31, 2014. Purchases and sales of U.S. Treasury obligations aggregated $43,368,070 and $44,881,146, respectively, for the year ended October 31, 2014.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the "Fund") at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund's investment policy regarding the amount of the fund's securities that is rated investment grade. The new investment policy provides that the fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. (Moody's) or "BBB" by Standard & Poor's Ratings Services (S&P)), or in unrated securities determined by the fund's investment advisor or subadvisor to be of comparable credit quality. Under the new investment policy, the fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P), or in unrated securities determined by the fund's advisor or subadvisor to be of comparable quality.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the "Amended and Restated By-laws"). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder's nominees for Trustees and proposals for other business to be considered at shareholders' meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2014, dividends from net investment income totaling $0.9526 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2013	$0.2816
March 31, 2014	0.2185
June 30, 2014	0.2305
September 30, 2014	0.2220
Total	$0.9526

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor).

The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objective, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2013.

The Board took into account the limited number of funds in the peer group. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within broader groups of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted net management fees and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses, including the differences among the funds in the peer group with respect to the utilization of leverage. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;

(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. Among them, the Board noted that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and for each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal to, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios that are subject to the Reimbursement.) The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board also noted that the fund has breakpoints in its contractual management fee schedule. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory

Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 46

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The investment objective, risks, charges, and expenses of each open-end fund listed above are included in its prospectus and should be considered carefully before investing. For an open-end fund prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Securities Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205616	P6A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $48,197 for the fiscal year ended October 31, 2014 and $46,704 for the fiscal year ended October 31, 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,450 for the fiscal year ended October 31, 2014 and $3,200 for the fiscal year ended October 31, 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $383 for the fiscal year ended October 31, 2014 and $3,964 for the fiscal year ended October 31, 2013 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,636,080 for the fiscal year ended October 31, 2014 and $4,606,033 for the fiscal year ended October 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2014.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2012

Managing Director, John Hancock Asset Management (2005-2012)

Second Vice President, John Hancock Advisers, LLC (1993-2005)

Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1979

Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	19	$47,722	4	$182	9	$5,136
Howard C. Greene, CFA	10	$15,471	3	$181	9	$5,136

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	0	0	1	$0.3	0	0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Jeffrey N. Given, CFA	$1-$10,000
Howard C. Greene, CFA	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 12, 2014